EXHIBIT 10.1


                      INVESTMENT AND SUBSCRIPTION AGREEMENT
                      -------------------------------------

         THIS INVESTMENT AND SUBSCRIPTION AGREEMENT (the "Investment Agreement" or the "Agreement") is made and entered into as of this 17th day of September 2001 (the "Effective Date"), by and between HOLLYWOOD MEDIA CORP., a Florida corporation (the "Company"), on the one hand, and Zeke, L.P., a Delaware limited partnership on the other hand, whose address is 1235 Westlakes Drive, Berwyn, PA 19312 (the "Investor").

         WHEREAS, the Company desires to issue and sell to the Investor shares of the Company's common stock, par value $0.01 per share ("Common Stock"), at a purchase price per share as set forth hereinbelow (the "Offering").

         NOW, THEREFORE, for and in consideration of the premises and mutual covenants, representations, warranties and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

                                    ARTICLE I
         SUBSCRIPTION AND PAYMENT; CERTAIN OFFERING TERMS AND PROCEDURES
         ---------------------------------------------------------------

         Section 1.1 Purchase and Sale of Shares; Purchase Price.
                     --------------------------------------------

         (a ) Purchase and Sale of Shares. The Investor hereby acknowledges that the Investor has received and carefully read this Investment Agreement before signing this Investment Agreement and, in reliance on the information, representations, warranties, covenants and agreements contained herein, and subject to the terms and conditions set forth herein, Investor hereby subscribes for and agrees to purchase, acquire and accept delivery from the Company, and the Company agrees to issue, sell and deliver to the Investor, at the Closing (as hereinafter defined), 218,341 shares of Common Stock (referred to herein as the "Initial Shares"), at a purchase price of one million dollars ($1,000,000) (hereinafter, the "Aggregate Purchase Price"). For purposes of the Investment Agreement, the "Shares" shall mean the Initial Shares and any and all Additional Shares, as applicable.

         (b) Share Purchase Price. The purchase price per share of Common Stock (the "Share Purchase Price") shall equal $4.58 per share.

         Section 1.2 Closing. The consummation and closing of the purchase and sale of the Initial Shares to the Investor provided for herein (the "Closing") shall take place at the offices of Hollywood Media Corp., 2255 Glades Road, Suite 237W, Boca Raton, FL 33431, at 10:00 a.m. (Eastern Time) on such date as the Company shall specify, which shall be no later than the third business day after all of the conditions set forth in Article V hereof have been satisfied or waived (other than those conditions which by their terms are intended to be satisfied at the Closing), is referred to herein as the "Closing Date". At the Closing, in consideration of the Investor's payment of the Aggregate Purchase Price, by (federal funds) wire transfer, to the Company, the Company shall deliver to the Investor a certificate, representing the Initial Shares to be purchased by the Investor, duly registered in the name of the Investor and bearing appropriate legends as provided in this Agreement.

                                   Article II
           REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY.
           ----------------------------------------------------------

         The Company hereby represents and warrants to, and agrees with, the Investor, as of the date hereof and on the Closing Date, as follows:

         Section 2.1 Organization, Qualification and Corporate Power.
                     ------------------------------------------------

         The Company is organized and validly existing and is in good standing under the laws of the State of Florida and has all requisite corporate power and authority for the ownership and operations of its properties and for the carrying on of its business as now being conducted. The Company is duly qualified and is in good standing as a foreign corporation and authorized to do business in all jurisdictions wherein the character of the property owned or leased, or the nature of the activities conducted by it, makes such qualification or authorization necessary, except where the failure to so qualify or be so authorized would not have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect(s) on the business, assets, operations or financial condition of the Company and its subsidiaries taken as a whole. The Company has all requisite corporate power and authority to execute and deliver this Agreement, to perform all its obligations hereunder, and to issue, sell and deliver the Shares, upon the terms and subject to the conditions set forth in this Agreement.

         Section 2.2 Authorization of Agreements.
                     ----------------------------

         (a) The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder, and the issuance, sale and delivery of the Shares (upon the terms and subject to the conditions set forth in this Agreement) have been duly authorized by all requisite corporate action on the part of the Company.

         (b) The Shares have been duly authorized and, when issued, sold and delivered in accordance with this Agreement upon the terms and conditions and for the consideration expressed herein, will be (i) validly issued, fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof, and (ii) free and clear of all liens, charges and encumbrances of any nature whatsoever except for restrictions under applicable Federal and state securities laws.

         Section 2.3 Validity. This Agreement when executed shall have been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent any indemnification provisions or agreements therein may be limited by applicable Federal or state securities laws.

         Section 2.4 Capital Stock. The authorized capital stock of the Company consists of (i) 100,000,000 shares of Common Stock, of which as of September 14, 2001, 27,055,584 shares are issued and outstanding, and (ii) 1,000,000 shares of preferred stock, of which as of the date hereof, no shares are issued and outstanding.

         Section 2.5 No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Third Amended and Restated Articles of Incorporation of the Company (the "Articles of Incorporation") or the By-laws of the Company; (ii) conflict with, or constitute a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and regulations and the rules and regulations of the Principal Market) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected, except, in the cases of subsections (ii) and
(iii) above, where such violation, conflict, breach, default or lien would not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act of 1933, as amended (the "1933 Act" or the "Securities Act"), the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or

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


any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under, or contemplated by, this Agreement in accordance with the terms hereof. Except as disclosed in Schedule 2.5, all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

         Section 2.6 Principal Market. The Principal Market for the Common Stock is, and for the forseeable future is anticipated to be, the Nasdaq National Market System.

         Section 2.7 SEC Documents; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it from and after December 31, 1999 with the Securities and Exchange Commission (the "SEC") pursuant to the reporting requirements of the Securities and Exchange Act of 1934, as amended (the "1934 Act" or the "Exchange Act") (all of the foregoing filed prior to the date hereof and financial statements and schedules thereto being hereinafter referred to as the "SEC Documents"). The SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents, have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except
(i) as may be otherwise indicated in such financial statements or the notes thereto, or to the extent such financial statements have been amended, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

         Section 2.8 Absence of Certain Changes. Except as disclosed in any SEC Documents, since June 30, 2001 no event, liability, development or circumstance has occurred and there has been no adverse change or adverse development in the business, properties, assets, operations, financial condition, liabilities or results of operations of the Company or its subsidiaries which has had a Material Adverse Effect. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or its subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

                                   ARTICLE III
            REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR
            ---------------------------------------------------------

         As an inducement to the Company to enter into this Agreement, the Investor hereby represents and warrants to and agrees with the Company, as of the date hereof, on the Closing Date and on the date of issuance of the Additional Shares, as follows:

         Section 3.1 Authorization; Validity; No Conflict; Binding Effect.
                     -----------------------------------------------------

         (a) The Investor has the full power and authority to execute and deliver this Investment Agreement, to perform all his obligations hereunder and thereunder, and to purchase, acquire and accept delivery of the Shares purchased hereunder (upon the terms and subject to the conditions set forth in this Investment Agreement). The execution and delivery by the Investor of this Agreement, the performance by the Investor of his or its obligations hereunder and thereunder, and the purchase, acquisition and acceptance of delivery of the Shares by the Investor (upon the terms and subject to the conditions set forth in this Investment Agreement) have been duly and validly authorized by all requisite corporate or other action on the part of the Investor and do not violate, conflict with or result in a breach of or default under (i) the charter, governing or organizational documents or instruments of the Investor, or (ii) any material provision of any mortgage, lease, indenture or other instrument or obligation to which the Investor is a party or under which any of its properties or assets is bound.

         (b) This Investment Agreement has been duly executed and delivered by the Investor and constitutes the legal, valid and binding obligation of the Investor, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent any indemnification provisions or agreements therein may be limited by applicable Federal or state securities laws.

         Section 3.2 Investment Representations, Warranties and Covenants.
                     -----------------------------------------------------

         (a) The Investor is familiar with and understands the business of the Company and its subsidiaries. With respect to individual tax and other economic considerations involved in this investment, the Investor is not relying on the Company. The Investor has carefully considered and has, to the extent the Investor believes such discussion necessary, discussed with the Investor's professional legal, tax, accounting and financial advisers the suitability of an investment in the Shares for the Investor's particular tax and financial situation and has determined that the Shares being subscribed for are a suitable investment for the Investor.

         (b) The Investor acknowledges that (i) the Investor and the Investor's attorney, accountant or other advisor(s) have had the right to request copies of any documents, records and books pertaining to this investment, the Shares and the business, finances and operations of the Company and (ii) such documents, records, and books which the Investor and the Investor's attorney, accountant or other advisor(s) have requested have been made available for inspection by such persons. The Investor believes that he, she or it has received all the information that he, she or it considers necessary or appropriate for making an investment decision with respect to the Shares, and that the Investor has had an opportunity to conduct a due diligence investigation regarding, and to ask questions and receive answers from the Company and it management regarding, the terms and conditions of this Agreement, and the business, industry, management, technology, properties, financial condition, results of operations and prospects of the Company and to obtain additional information necessary to verify the accuracy of any information furnished to the Investor or to which the Investor had access.

         (c) The Investor represents and warrants that he or she is a sophisticated investor, has had prior experience with investments of a similar nature and that the Investor's knowledge and experience in business and financial matters are such that Investor is capable of evaluating the merits and risks of investment in the Shares, making an informed investment decision with respect thereto and determining the suitability of the Investor's investment in the Shares. The Investor represents and warrants that the Investor is an "Accredited Investor" as defined in Rule 501 of Regulation D, promulgated by the SEC under the Securities Act.

         (d) The Investor understands that the Shares are being offered and sold to it, him or her in reliance upon specific exemptions from the registration requirements of the 1933 Act and applicable state exemption(s) and that the Company is relying upon the truth and accuracy of, and the Investor's compliance with, the Investor's representations, warranties, covenants, agreements, acknowledgments and understandings set forth herein in order to determine the availability of such exemptions and his or her eligibility to acquire the Shares.

         (e) The Investor acknowledges that the Shares herein subscribed for have not been registered under the Securities Act, or under the securities laws of any state and, therefore, cannot be sold, transferred or otherwise disposed of unless (i) they are either registered under the Securities Act and any applicable state securities laws or (ii) unless exemptions from such registration are available, provided that the Investor delivers to the Company an opinion of counsel satisfactory to the Company confirming the availability of such exemption. The Investor represents that the Investor is purchasing the Shares for the Investor's own account, for investment and neither as a nominee, nor with a view to the resale or distribution thereof except in compliance with the Securities Act and the restrictions contained in the immediately preceding sentence. The Investor further covenants that he or she will not make any sale, transfer or other disposition of the Shares in violation of the Securities Act, the Exchange Act, the rules and regulations of the SEC promulgated thereunder or any applicable state securities laws.

         (f) The Investor shall indemnify and hold harmless the Company and each of its officers, directors, control persons, employees, shareholders and affiliates, and any person acting on behalf of the Company, who is or may be a party or is or may be threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from (i) Investor's breach or violation of this Investment Agreement or (ii) actual or alleged misrepresentation or misstatement of facts or other matters made or alleged to have been made by the Investor to the Company (or any of its agents or representatives) concerning the Investor or the Investor's authority to invest or financial position in connection with the Offering, including, without limitation, any such misrepresentation, misstatement or omission contained in this Investment Agreement or any other document submitted by the Investor, against losses, liabilities and expenses actually and reasonably incurred by the Company, or any of its officers, directors, control persons, employees, shareholders and affiliates, and any person acting on behalf of the Company in connection with such action, suit or proceeding for which the Company, or such officer, directors, control persons, employees, shareholders and affiliates, and any person acting on behalf of the Company has not otherwise been reimbursed (including, but not limited to, attorneys' fees, judgments, fines and amounts paid in settlement). All representations, warranties and covenants in this paragraph shall survive the execution of the Investment Agreement indefinitely.

         Section 3.3 Legends on Stock Certificates.
                     ------------------------------

         (a) The Investor acknowledges and understands that the certificates representing the Shares to be purchased by the Investor will bear, by imprint or endorsement, appropriate legends reflecting the status of the Shares under the Securities Act and applicable state securities laws. The Investor understands that the Shares shall bear a restrictive legend in, or substantially in, the form set forth below and any other legend, if such legend or legends are reasonably required by the Company to comply with state and federal law:

                  THE SHARES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, CONVEYED, PLEDGED, GIFTED, ASSIGNED, ENCUMBERED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AVAILABLE EXEMPTIONS FROM REGISTRATION FROM THE SECURITIES ACT AND THE RULES PROMULGATED THEREUNDER AND UNDER APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT THE INVESTOR DELIVERS TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY CONFIRMING THE AVAILABILITY OF SUCH EXEMPTION. INVESTOR SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

         (b) The Investor agrees, that so long as the restrictive legends described herein in this Agreement remain on the certificates representing the Shares, the Company may maintain appropriate "stop transfer" orders with respect to the Shares, or any portion thereof, on its stock books and ledger and with its registrar and transfer agent, if any.

         Section 3.4 Regulatory Status. The Investor is not itself a registered broker-dealer.

         Section 3.5 Residency. The Investor is a resident of the Commonwealth of Pennsylvania.

                                   ARTICLE IV
                                    COVENANTS
                                    ---------

         Section 4.1 Securities Compliance. The Company shall notify the SEC, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required by applicable law, rule and regulation, for the legal and valid issuance of the Shares.

         Section 4.2 Use of Proceeds. The Company agrees that the net proceeds received by the Company from the sale of the Shares hereunder shall be used for legally permitted purposes.

         Section 4.3 Reservation of Common Stock. The Company shall reserve a sufficient number of authorized but unissued shares of Common Stock for issuance to the Investor pursuant to the terms of this Agreement.

         Section 4.4 Registration Requirements.
                     --------------------------

         (a) Registration Requirement. After the Closing Date, the Company will use its commercially reasonable efforts to effect the registration of the Initial Shares on a registration statement (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act of 1933, as amended (the "Securities Act")) as would permit or facilitate the sale or distribution of all the Shares in the manner (including manner of sale) and in all states reasonably requested by the Investor.

         (b) Registration Procedures; Penalties. Such commercially reasonable efforts set forth in subsection (a) above by the Company shall include the following:

             (i) The Company will as expeditiously as possible, prepare and file with the SEC a registration statement (the "Registration Statement") on Form S-3 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and that counsel for the Company shall deem appropriate and which form shall be available for the resale of the Initial Shares to be registered thereunder in accordance with the provisions of this Investment Agreement and in accordance with the intended method of distribution of such Initial Shares), and use its commercially reasonable efforts to cause such filed Registration Statement to become effective by no later than the Effectiveness Deadline Date. The "Effectiveness Deadline Date" shall mean the first business day following the sixtieth (60th) day from the Closing Date.

             (ii) The Company shall prepare and file as expeditiously as reasonably practicable with the SEC such amendments and supplements to such Registration Statement, and the prospectus used in connection therewith, as may be necessary to keep such registration statement effective for the period contemplated thereby and comply with the provisions of the Securities Act with respect to the disposition of all Initial Shares of the Investor covered by such registration statement in accordance with the method of disposition described or provided in such registration statement for such period.

             (iii) The Company shall furnish to the Investor such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such person reasonably may request in order to facilitate the public sale or other disposition of the Initial Shares of the Investor covered by such registration statement;

             (iv) The Company will use its commercially reasonable efforts to
(a) register or qualify such Initial Shares under such other securities or blue sky laws of such jurisdictions in the United States as the Investor may reasonably (in light of its intended plan of distribution) request and (b) if applicable, cause such Initial Shares to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable the Investor to consummate the disposition of the Initial Shares; provided that the Company will not be required to (1) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for the fulfillment of its obligation under this paragraph, (2) subject itself to taxation in any such jurisdiction or (3) consent or subject itself to general service of process in any such jurisdiction.

             (v) The Company will promptly notify the Investor upon the occurrence of any of the following events in respect of the Registration Statement or related prospectus in respect of an offering of the Initial Shares:
(i) receipt of any request for additional information by the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related prospectus; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Initial Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that (or the Company otherwise becomes aware of any statement included in the Registration Statement, related prospectus or documents that is untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that), in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate (in which event the Company will promptly make available to the Investor any such supplement or amendment to the Registration Statement and, as applicable, the related prospectus).

             (vi) In connection with and as a condition to the registration provided under this Section 4.4, the Investor shall (a) provide such information and execute such documents as may reasonably be requested or required in connection with such registration, (b) agrees to sell those Initial Shares included in such registration solely on the basis provided in any mutually agreed upon underwriting or similar agreement or arrangement (which shall be in substantially customary form applicable to such offering), and (c) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably requested or required under the terms of such underwriting agreement or arrangement.

             (vii) In the event that the Registration Statement is not declared effective by the first business day following the thirtieth (30th) day from the Closing Date, then as liquidated damages for such delay, (1) the Investor shall have the right to receive an aggregate of 11,544 additional shares (the "Additional Shares") of Common Stock of the Company for no additional consideration, and the Company shall issue the Additional Shares to the Investor within forty (40) days after the Closing Date, and (2) the Company shall use commercially reasonable efforts to amend the Registration Statement to include the Additional Shares.

             (viii) In the event that the Registration Statement is not declared effective by the Effectiveness Deadline Date, at any time following the Effectiveness Deadline Date and prior to the date on which the Registration Statement is declared effective, the Investor may elect, at its sole option, upon written notice to the Company (the "Put Notice"), which Put Notice shall be effective the date such Put Notice is sent to the Company, to require the Company to purchase, all but not less than all of the Shares held of record by

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

the Investor as of the Effectiveness Deadline Date and issued pursuant to the terms hereof by the Investor at the aggregate price of one million dollars ($1,000,000) (the "Put Price"). The Put Price shall be paid in immediately available funds from the Company to the Investor within fifteen (15) business days from the date of the Put Notice. If the Investor does not provide the Put Notice as and when provided by this paragraph, its rights under this paragraph shall automatically and permanently expire and terminate.

         (c) Expenses. All expenses incurred by the Company in complying with its registration obligations provided under this Section 4.4, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred by the Company in connection with complying with state securities or "blue sky" laws, fees of transfer agents and registrars, but excluding any Selling Expenses (as defined in the next succeeding sentence), are referred to herein as "Registration Expenses." All selling commissions and concessions applicable to the sale of the Shares, and all fees, expenses and disbursements of counsel engaged by the Investor, are referred to herein as "Selling Expenses." In connection with any registration of shares of Common Stock required pursuant to this Section 4.4, the Company will pay all Registration Expenses and the Investor will pay all Selling Expenses.

         (d) Information by Holder. The Investor to be included in any registration of securities pursuant to this Section 4.4 shall furnish to the Company such information regarding the Investor, any shares of Common Stock held by him or it and the distribution proposed by the Investor of the Shares as the Company may reasonably request and as shall be required or reasonably requested in connection with any registration (including any amendment to a registration statement or prospectus), qualification or compliance referred to in this
Section 4.4 (or otherwise reasonably required to effect such registration on a proper and lawful basis).

         (e) Indemnification.

             (i) In the event of a registration of any of the Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the Investor, and each other person, if any, who controls the Investor within the meaning of Section 15 of the Securities Act, from and against any losses, claims, damages or liabilities, joint or several, to which such Investor or controlling person may become subject under the Securities Act or under any other statute or at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violations by the Company of applicable federal or state securities laws relating to such registration, provided, however, that the Company will not be liable to the Investor or controlling person in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or an omission or alleged omission so made in reliance upon and in conformity with information furnished in writing by such Investor or controlling person specifically for use in such registration statement or prospectus, and, provided further, however, that the Company will not be liable to any such Investor or other such party in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue or alleged untrue statement or omission or an alleged omission made in any preliminary prospectus or final prospectus if (1) such Investor failed to send or deliver a copy of the final prospectus or prospectus supplement or amended prospectus with or prior to the delivery of written confirmation of the sale of the Shares, and
(2) the final prospectus or prospectus supplement or amended prospectus would have corrected such untrue statement or omission.

             (ii) In the event of a registration of any of the Shares under the Securities Act pursuant to this Agreement, the Investor, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer and director of the Company, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director or controlling person may become subject under

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the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Shares was registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that such Investor will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished in writing to the Company by such Investor specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Investor hereunder shall be limited to the amount of gross proceeds received by such Investor from sales of the Shares in connection with such registration.

             (iii) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to such indemnified party under this Section 4.4(e) except and only to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 4.4 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded (based on the advice of counsel) that there may be reasonable defenses available to it which are materially different from those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to materially conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of one attorney constituting such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one attorney at any time for all such indemnified parties.

             (iv) No indemnifying party shall, without the prior written consent of the indemnified party (which shall not be unreasonably withheld), effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding. An indemnified party will not consent to the entry of any judgment or enter into any settlement with respect to any claim for which it is indemnified hereunder without the prior written consent of indemnitor (not to be withheld unreasonably), and, except as permitted otherwise in the first sentence of this paragraph, the indemnitor will not consent to the entry of any judgment or enter into any settlement with respect to any claim indemnified by it hereunder without the prior written consent of indemnified party (not be withheld unreasonably).

         Section 4.5 Reports Under The 1934 Act. With a view to making available to the Investor the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

         (a) make and keep public information available, as those terms are understood and defined in Rule 144;

         (b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

         (c) furnish to the Investor so long as the Investor owns Shares, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

                                    ARTICLE V
                            CONDITIONS TO OBLIGATIONS
                            -------------------------

         Section 5.1 Conditions to Obligations of the Company. The obligation of the Company to close and consummate the Closing is subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions (any of which conditions may be waived, in whole or part, by the Company):

                     (a) each of the representations and warranties of the Investor contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date as if made by the Investor on and as of such date, and each of the covenants and agreements of the Investor contained in this Agreement to be performed on or before the Closing Date shall have been duly and fully performed on or before such date, and, if requested by the Company, the Investor shall have delivered a certificate to the Company as to the truth and accuracy of the statements in this paragraph;

                     (b) no order shall have been entered (or be in effect) by a court of competent jurisdiction which enjoins, prohibits or materially restrains the transactions contemplated by this Agreement; and

                     (c) the Investor shall have delivered to the Company (federal funds) wire transfer (as directed and requested by the Company prior to the Closing Date), in the amount of and in payment in full of the Aggregate Purchase Price for the Shares to be purchased by the Investor as provided hereunder.

         Section 5.2 Conditions to Obligations of the Investor. The obligation of the Investor to close and consummate the Closing is subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions (any of which conditions may be waived, in whole or part, by the Investor):

                     (a) each of the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date as if made by the Company on and as of such date, and each of the covenants and agreements of the Company contained in this Agreement to be performed on or before the Closing Date shall have been duly and fully performed on or before such date, and, if requested by the Investor, the Company shall have delivered a certificate to the Investor as to the truth and accuracy of the statements in this paragraph;

                     (b) no order shall have been entered (or be in effect) by a court of competent jurisdiction which enjoins, prohibits or materially restrains the transactions contemplated by this Agreement; and

                     (c) the Company shall have delivered to the Investor a certificate or certificates evidencing all of the Shares subscribed for and to be purchased by the Investor hereunder, registered in the name of Investor, in accordance with the information set forth herein, and bearing the appropriate legends required under this Agreement.

                                   ARTICLE VI
                      ADDITIONAL AGREEMENTS AND PROVISIONS
                      ------------------------------------

         Section 6.1 Survival of Representations. All representations and warranties made herein or in any agreement, certificate or instrument delivered pursuant to or in connection with this Agreement shall survive the execution and delivery of this Agreement and the issuance, sale and delivery of the Shares, and shall terminate, and cease to be of any effect, on the two (2) year anniversary of the Closing Date.

         Section 6.2 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other party.

         Section 6.3 Expenses. Any legal or other fees, costs or expenses incurred in connection with the consideration, preparation, negotiation, drafting or consummation of this Agreement and the transactions contemplated hereby shall be borne and paid solely by the party incurring such fees, costs or expenses.

         Section 6.4 Pronouns and Plurals; "Person". Whenever the context may require, any pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, impersonal, singular or plural, as the identity of the person or persons may require. As used in this Investment Agreement, the term "person" shall mean and include an individual, entity, corporation, trust, partnership, limited liability company or partnership, joint venture, unincorporated organization, association, governmental authority or any agency or political subdivision thereof.

         Section 6.5 Headings. The article, section, subsection, captions, headings and other titles preceding the text of each section, subsection or paragraph hereof are for convenience of reference only and shall not effect the construction, meaning or interpretation of this Investment Agreement (or of any provision hereof).

         Section 6.6 Construction. The parties acknowledge that each party has reviewed and negotiated this Agreement and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Investment Agreement (or of any provision hereof).

         Section 6.7 Waiver of Compliance; Consents. Any failure of any party hereto to comply with any obligation, covenant, agreement or condition herein may be waived by the other parties hereto solely by a written instrument executed by such other parties; any such written and signed waiver, and any failure by any party to insist upon strict compliance with any obligation, covenant, agreement or condition herein, shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly so provided.

         Section 6.8 Amendment and Modification. Except as set forth elsewhere in this Investment Agreement, neither this Investment Agreement nor any provision hereof shall be amended waived, modified, supplements changed, discharged, terminated, revoked or canceled, except by a written instrument mutually agreed upon and executed by all parties hereto.

         Section 6.9 Notices. All notices, requests, demands, and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or by facsimile or electronic transmission (with receipt confirmed). If sent by established and reputable overnight delivery service and sent to the address set forth below, or to such other addresses as the parties hereto may from time to time designate in writing, such notices, requests, demands and other communications shall be deemed delivered the next business day after being so sent; if sent by registered or certified U.S. Mail (with receipt confirmed), and sent to the address set forth below, or to such other addresses as the parties hereto may from time to time designate in writing, such notices, requests, demands and other communications shall be deemed delivered the third business day after being so mailed:

                  (a)      If to the Company to:

                                    Hollywood Media Corp.
                                    2255 Glades Road, Suite 237W
                                    Boca Raton, Florida 33431
                                    Attention:  Chief Executive Officer
                                    Facsimile: (561) 998-2974

                           With a copy to:

                                    Hollywood Media Corp.
                                    2255 Glades Road, Suite 237W
                                    Boca Raton, Florida 33431
                                    Attention:  General Counsel
                                    Facsimile: (561) 998-2974

                  (b) If to the Investor, to the address (and to the attention of the person) indicated on the first page of this Investment Agreement.

         Section 6.10 Binding Effect. This Investment Agreement and all the terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, estate, legal representatives, successors and permitted assigns and are not intended and shall not be construed so as to confer any rights or benefits upon any other person or party.

         Section 6.11 Dealings in Good Faith; Best Efforts. Each party hereto agrees to act in good faith with respect to the other party or parties hereto in exercising its rights and discharging its obligations under this Investment Agreement. Each party further agrees to use its reasonable best efforts to ensure that the purposes of this Investment Agreement (and the related documents and agreements referred to herein) are realized and to take such further actions or steps, and execute and deliver (and, as appropriate, file) such further documents, certificates, instruments and agreements, as are reasonably necessary to implement the provisions of this Investment Agreement and to consummate the Closing, upon the terms and as contemplated by this Investment Agreement.

         Section 6.12 Governing Law; Jurisdiction. The validity and effect of this Investment Agreement, and the rights and obligations of the parties hereto, shall be enforced, governed by, and construed in all respect in accordance with the internal laws of the State of Florida (without reference to conflict of laws provisions), as such laws are applied by Florida courts to agreements entered into and to be performed in Florida, and any suit, action or proceeding arising out of or relating to this Agreement shall be commenced and maintained in any court of competent jurisdiction in the State of Florida, with exclusive venue in Palm Beach County.

         Section 6.13 Severability. It is the desire and intention of the parties hereto that, whenever possible, each provision of this Investment Agreement be interpreted in such a manner as to be effective and valid under applicable law; if, however, any provision of this Investment Agreement is found or held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed to be modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

         Section 6.14 Entire Agreement. This Investment Agreement, including the documents, agreements, exhibits and certificates referred to herein and therein, constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supercedes all prior discussions, understandings, negotiations, agreements, representations, warranties, promises, assurances, covenants, arrangements and communications, both written and oral, express or implied, of any and every nature between the Investor and the Company.

         Section 6.15 Attorneys' Fees. If any party to this Agreement seeks to enforce the terms and provisions of this Agreement, then the prevailing party or parties in such action shall be entitled to recover from the non-prevailing party or parties all costs in connection with such action, including without limitation reasonable attorneys' fees, expenses and costs incurred at the trial court and all appellate levels.

         Section 6.16 Counterparts. This Investment Agreement may be executed through the use of one or more counterparts, all of which together shall be considered one and the same agreement, binding on all parties hereto, notwithstanding that all parties are not signatories to the same counterpart. Upon delivery of a signed counterpart by the Investor to the Company, this Agreement shall be binding as one original agreement.

         IN WITNESS WHEREOF, the undersigned parties have executed this Investment Agreement as of the date first written hereinabove.

                                  THE COMPANY:

                                  HOLLYWOOD MEDIA CORP.


                                  By: /s/ Mitchell Rubenstein
                                      ----------------------------------
                                      Name:  Mitchell Rubenstein
                                      Title: Chief Executive Officer

                                  INVESTOR:

                                      /s/  Edward  N.  Antoian
                                      ----------------------------------
                                      Print Name:  Edward N. Antoian